3rd QUARTER 2017 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corporation 8905 Towne Centre Drive Suite 108 San Diego, CA 92122 www.roireit.net

- 2 - Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of September 30, 2017, ROIC owned 87 shopping centers encompassing approximately 10.0 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and S&P Global Ratings. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. Supplemental Disclosure Quarter Ended September 30, 2017Overview

- 3 - Page Balance Sheets……..……………………………………………………………..………………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...………… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 2017 Property Acquisitions ………………………….………………………...………………………………………………… 10 Property Portfolio ………………………………………………….……………………………………………………………… 11 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 14 Top Ten Tenants ………………….…………….………………….……………………………………………………………… 15 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 16 Leasing Summary ………………………………………………………..…................................................................................ 17 Same-Space Comparative Leasing Summary ………………………………………………………..…...................................... 18 Investor Information …………………………………………………………..…………………………………………………… 19 Financial Data Portfolio Data Supplemental Disclosure Quarter Ended September 30, 2017Table of Contents

- 4 - (unaudited, dollars in thousands, except par values and share amounts) 09/30/17 12/31/16 ASSETS: Real Estate Investments: Land 818,660$ 766,199$ Building and improvements 2,108,511 1,920,819 Less: accumulated depreciation (241,269) (193,021) Real Estate Investments, net 2,685,902 2,493,997 Cash and cash equivalents 10,073 13,125 Restricted cash - 125 Tenant and other receivables, net 39,431 35,820 Deposits 5,550 - Acquired lease intangible assets, net 79,300 79,205 Prepaid expenses 939 3,317 Deferred charges, net 35,075 34,753 Other assets 4,629 2,627 TOTAL ASSETS 2,860,899$ 2,662,969$ LIABILITIES: Term loan 298,753$ 299,191$ Credit facility 313,737 95,654 Senior Notes Due 2026 199,745 199,727 Senior Notes Due 2024 245,753 245,354 Senior Notes Due 2023 245,533 245,051 Mortgage notes payable 62,265 71,303 Acquired lease intangible liabilities, net 159,815 154,958 Accounts payable and accrued expenses 30,169 18,294 Tenants' security deposits 6,392 5,950 Other liabilities 12,224 11,922 TOTAL LIABILITIES 1,574,386 1,347,404 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 11 11 Additional paid-in capital 1,363,114 1,357,910 Dividends in excess of earnings (200,221) (165,951) Accumulated other comprehensive loss (621) (3,729) Total Retail Opportunity Investments Corp. stockholders' equity 1,162,283 1,188,241 Non-controlling interests 124,230 127,324 TOTAL EQUITY 1,286,513 1,315,565 TOTAL LIABILITIES AND EQUITY 2,860,899$ 2,662,969$ The Company's Form 10-Q for the quarter ended September 30, 2017, and Form 10-K for the year ended December 31, 2016 should be read in conjunction with the above information. Supplemental Disclosure Quarter Ended September 30, 2017Balance Sheets

Income Statements

Supplemental Disclosure
Quarter Ended September 30, 2017

(unaudited, in thousands, except per share amounts)

	Three Months Ended 09/30/17	Three Months Ended 09/30/16	Nine Months Ended 09/30/17	Nine Months Ended 09/30/16
REVENUES:				
Base rents	$ 52,871	$ 45,429	$ 154,878	$ 134,929
Recoveries from tenants	14,210	13,271	43,100	37,642
Other income	885	654	2,528	1,548
TOTAL REVENUES	67,966	59,354	200,506	174,119
OPERATING EXPENSES:				
Property operating	$ 9,702	$ 8,053	$ 28,630	$ 23,761
Property taxes	7,086	6,594	21,801	18,302
Depreciation and amortization	24,627	23,102	71,330	65,856
General and administrative expenses	3,475	3,220	10,790	10,055
Acquisition transaction costs	-	179	4	613
Other expense	41	(10)	316	361
TOTAL OPERATING EXPENSES	44,931	41,138	132,871	118,948
OPERATING INCOME	23,035	18,216	67,635	55,171
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(12,908)	(10,001)	(37,060)	(29,393)
TOTAL NON-OPERATING EXPENSES	(12,908)	(10,001)	(37,060)	(29,393)
NET INCOME	$ 10,127	$ 8,215	$ 30,575	$ 25,778
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(978)	(813)	(2,947)	(2,645)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 9,149	$ 7,402	$ 27,628	$ 23,133
NET INCOME PER COMMON SHARE - BASIC	$ 0.08	$ 0.07	$ 0.25	$ 0.22
NET INCOME PER COMMON SHARE - DILUTED	$ 0.08	$ 0.07	$ 0.25	$ 0.22
Weighted average common shares outstanding - basic	109,267	107,746	109,254	102,460
Weighted average common shares outstanding - diluted	121,251	120,074	121,201	114,509

The Company's Form 10-Q for the quarters ended September 30, 2017 and September 30, 2016 should be read in conjunction with the above information.

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Supplemental Disclosure
Quarter Ended September 30, 2017

Funds From Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended 09/30/17	Three Months Ended 09/30/16	Nine Months Ended 09/30/17	Nine Months Ended 09/30/16
Funds from Operations (FFO) [1] **:**				
Net income attributable to ROIC common stockholders	$ 9,149	$ 7,402	$ 27,628	$ 23,133
Plus:				
Depreciation and amortization expense	24,627	23,102	71,330	65,856
FUNDS FROM OPERATIONS - BASIC	$ 33,776	$ 30,504	$ 98,958	$ 88,989
Net income attributable to non-controlling interests	978	813	2,947	2,645
FUNDS FROM OPERATIONS - DILUTED	$ 34,754	$ 31,317	$ 101,905	$ 91,634
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.31	$ 0.28	$ 0.91	$ 0.87
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.29	$ 0.26	$ 0.84	$ 0.80
Weighted average common shares outstanding - basic	109,267	107,746	109,254	102,460
Weighted average common shares outstanding - diluted	121,251	120,074	121,201	114,509
Common dividends per share	$ 0.1875	$ 0.1800	$ 0.5625	$ 0.5400
FFO Payout Ratio	64.7%	69.2%	67.0%	67.5%

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

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ROIC

Summary of Debt Outstanding

Supplemental Disclosure
Quarter Ended September 30, 2017

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Santa Teresa Village	$	10,201	6.20%	3.26%	02/01/18	0.7%
Magnolia Shopping Center		8,998	5.50%	3.86%	10/01/18	0.7%
Casitas Plaza Shopping Center		7,343	5.32%	4.20%	06/01/22	0.5%
Diamond Hills Plaza		35,500	3.55%	3.61%	10/01/25	2.6%
Net unamortized premiums/deferred financing charges		223				
Total Mortgage Debt	**$**	**62,265**	**4.5%**	**3.7%**	**5.3 Years (WA)**	**4.5%**
Unsecured Senior Notes:						
Senior Notes Due 2023	$	250,000	5.00%	5.21%	12/15/23	18.1%
Net unamortized discount/deferred financing charges		(4,467)				
Senior Notes Due 2023, net		**245,533**				
Senior Notes Due 2024		250,000	4.00%	4.21%	12/15/24	18.1%
Net unamortized discount/deferred financing charges		(4,247)				
Senior Notes Due 2024, net		**245,753**				
Senior Notes Due 2026		200,000	3.95%	3.95%	09/22/26	14.5%
Net unamortized deferred financing charges		(255)				
Senior Notes Due 2026, net		**199,745**				
Total Unsecured Senior Notes	**$**	**691,031**	**4.34%**	**4.49%**	**7.4 Years (WA)**	**50.7%**
Interest rate swaps		100,000	1.96%	1.96%	1/31/2019	7.3%
Total Fixed Rate Debt	**$**	**853,296**	**4.08%**	**4.13%**	**7.2 Years (WA)**	**62.5%**
Variable Rate Debt						
Credit Facility	$	317,000	2.24%	2.24%	09/08/21 (1)	23.0%
Net unamortized deferred financing charges		(3,263)				
Credit Facility, net		**313,737**				
Term Loan		300,000	2.34%	2.34%	09/08/22 (2)	21.8%
Net unamortized deferred financing charges		(1,247)				
Term Loan, net		**298,753**				
Interest rate swaps		(100,000)				(7.3)%
Total Variable Rate Debt	**$**	**512,490**	**2.29%**	**2.29%**	**4.4 Years (WA)**	**37.5%**
TOTAL DEBT	**$**	**1,365,786**	**3.57%**	**3.61%**	**6.0 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages		(569)				
Net unamortized discount on notes		5,492				
Net unamortized deferred financing charges		8,333				
Total Principal Debt	**$**	**1,379,042**				

(1) Does not include extension options available to ROIC.

(2) The Company entered into $200 million of interest rate swaps commencing December 29, 2017 through August 31, 2022 with a fixed rate of 2.84%.

- 7 -

- 8 - (unaudited, dollars in thousands) Summary of Principal Maturities Senior Total Principal Percentage of Credit Facility Term Loan Unsecured Notes Payments Debt Maturing -$ -$ -$ -$ 147$ 0.0% 18,900 - - - 19,237 1.4% - - - - 157 0.0% - - - - 166 0.0% - 317,000 - - 317,282 23.0% 6,585 - 300,000 - 307,322 22.3% - - - 250,000 250,686 18.2% - - - 250,000 250,708 18.2% 32,787 - - - 33,337 2.4% - - - 200,000 200,000 14.5% 58,272$ 317,000$ 300,000$ 700,000$ 1,379,042$ 100.0% Summary of Unencumbered/Encumbered Properties Percentage GLA of GLA Unencumbered properties 9,512,531 95.2% Encumbered properties 477,567 4.8% 9,990,098 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Principal Debt Unsecured principal debt 1,317,000$ 95.5% Secured principal debt 62,042 4.5% Total Principal Debt 1,379,042$ 100.0% (1) Does not include extension options available to ROIC. 87 2024 708 2025 550 2026 - 3,770$ Number of Properties 83 4 Year Amortization 2018 337 Mortgage Principal due at Maturity Amount 2017 147$ Mortgage Principal 2019 157 2020 166 2021 282 2022 737 2023 686 Supplemental Disclosure Quarter Ended September 30, 2017Summary of Debt Outstanding, continued (1)

Selected Financial Analysis

Supplemental Disclosure
Quarter Ended September 30, 2017

(unaudited, in thousands, except per share amounts)

	09/30/17	06/30/17	03/31/17	12/31/16	09/30/16
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.7x	3.7x	4.0x	4.0x	4.2x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.7x	3.6x	3.9x	3.9x	4.1x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	7.1x	7.2x	6.7x	6.4x	6.4x
Debt/equity ratios, at period end:					
Total principal debt/total market capitalization	37.5%	36.7%	33.1%	31.4%	29.0%
Total principal debt/total equity market capitalization	60.0%	57.9%	49.4%	45.9%	40.8%
Total principal debt/total book assets	48.2%	47.5%	45.8%	43.9%	41.7%
Total principal debt/undepreciated book value	44.5%	44.0%	42.5%	40.9%	39.0%
Secured principal debt/undepreciated book value	2.0%	2.0%	2.4%	2.4%	2.5%
Market capitalization calculations, at period end:					
Common shares outstanding	109,267	109,267	109,263	108,891	108,749
Operating partnership units (OP units) outstanding	11,679	11,679	11,686	11,668	11,810
Common stock price per share	$ 19.01	$ 19.19	$ 21.03	$ 21.13	$ 21.96
Total equity market capitalization	$ 2,299,192	$ 2,320,960	$ 2,543,568	$ 2,547,411	$ 2,647,473
Total principal debt	1,379,042	1,343,185	1,257,494	1,168,683	1,078,869
TOTAL MARKET CAPITALIZATION	$ 3,678,234	$ 3,664,145	$ 3,801,062	$ 3,716,094	$ 3,726,342
Unsecured Senior Notes Financial Covenants: [(1)]					
Total debt to total assets not to exceed 60%	46.3%	45.9%	44.3%	42.7%	40.7%
Total secured debt to total assets not to exceed 40%	2.1%	2.2%	2.5%	2.6%	2.7%
Total unencumbered assets to total unsecured debt not to be less than 150%	214.5%	216.6%	225.4%	234.3%	246.9%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.8x	3.9x	4.0x	4.1x	4.1x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

- 9 -

ROIC

- 10 - (dollars in thousands) Date Owned Shopping Centers Location Acquired Purchase Amount GLA 1Q 2017 PCC Community Markets Plaza Edmonds, WA 01/25/17 8,600$ 34,459 The Terraces Rancho Palos Verdes, CA 03/17/17 54,100 172,922 Santa Rosa Southside Shopping Center Santa Rosa, CA 03/24/17 28,810 85,535 Total 1Q 2017 91,510$ 292,916 2Q 2017 Division Center Portland, OR 04/05/17 33,000$ 121,904 Highland Hill Shopping Center Tacoma, WA 05/09/17 47,350 163,926 Total 2Q 2017 80,350$ 285,830 3Q 2017 3Q 2017 Monta Loma Plaza Mountain View, CA 09/19/17 30,000$ 48,078 3Q 2017 Total 2017 Acquisitions 201,860$ 626,824 Supplemental Disclosure Quarter Ended September 30, 20172017 Property Acquisitions

Property Portfolio

Supplemental Disclosure
Quarter Ended September 30, 2017

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased	ABR (1)	Major Tenants
Los Angeles metro area								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	95.9%	$ 1,706	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	97.2%	2,362	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	96.1%	2,726	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	95,830	99.5%	1,795	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	98.3%	1,318	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%	2,153	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	98.5%	2,240	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	97.1%	3,437	H-Mart Supermarket, Rite Aid Pharmacy
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,408	96.7%	2,370	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	99.6%	12,406	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket (2), TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	98.3%	2,039	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	97.7%	2,123	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	98.2%	2,731	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	95.7%	4,288	Sprouts Market, Kroger (Ralph's) Supermarket (2), Rite Aid Pharmacy (2)
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,360	90.4%	2,071	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	97,407	96.5%	1,444	Albertson's Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	96.7%	3,247	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,625	91.3%	4,718	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls		Long Beach	CA	10/03/16	52,021	100.0%	1,411	Trader Joe's, Pet Food Express
The Terraces		Rancho Palos Verdes	CA	03/17/17	172,922	90.8%	3,239	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,931,690**	**97.1%**	**$ 59,824**	
Orange County metro area								
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,546	95.0%	$ 2,071	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%	1,733	Safeway (Vons) Supermarket, CVS Pharmacy (2)
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	109,806	98.6%	2,687	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	106,621	96.5%	1,917	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	100.0%	1,625	AA Supermarket, Ross Dress For Less
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	98.3%	4,184	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	98.4%	2,379	Kroger (Ralph's) Supermarket, Planet Fitness
Orange Country metro area total					**771,944**	**98.1%**	**$ 16,596**	
San Diego metro area								
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,195	85.3%	$ 2,986	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,074	100.0%	2,458	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	96.8%	1,393	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	97.9%	1,858	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	96.3%	892	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0%	3,253	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	128,852	100.0%	2,782	Stater Brothers Supermarket, AMC Theatres
San Diego metro area total					**688,506**	**95.4%**	**$ 15,622**	
Southern California Totals					**4,392,140**	**97.0%**	**$ 92,042**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 3Q 2017.

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ROIC

Supplemental Disclosure
Quarter Ended September 30, 2017

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$	1,471	Buy Buy Baby, Total Wine and More, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	223,369	96.9%		2,954	SaveMart (Lucky) Supermarket, Planet Fitness, Kmart
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	94.9%		2,010	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	95.3%		2,151	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%		551	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	124,295	93.2%		2,486	Raleys (Nob Hill) Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	96.7%		1,210	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	99.0%		2,076	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	100.0%		2,272	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	100.0%		1,396	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%		2,156	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,640	100.0%		2,652	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,860	100.0%		1,962	Lunardi's Market
Monterey Center		Monterey	CA	07/14/16	25,798	100.0%		1,075	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center		Santa Rosa	CA	03/24/17	88,535	100.0%		1,671	REI, Cost Plus World Market
Monta Loma Plaza		Mountain View	CA	09/19/17	48,078	100.0%		1,347	Safeway Supermarket
San Francisco metro area total					**1,378,832**	**98.0%**	**$**	**29,440**	
Sacramento metro area									
Norwood Shopping Center	*	Sacramento	CA	04/06/10	85,693	100.0%	$	1,380	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,314	85.9%		2,410	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Morada Ranch	*	Stockton	CA	05/16/11	101,842	95.1%		2,198	Raleys Supermarket
Round Hill Square Shopping Center	*	Zephyr Cove	NV	09/21/11	115,984	95.4%		1,876	Safeway Supermarket, Dollar Tree, US Postal Service
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	77.9%		873	CVS Pharmacy
Sacramento metro area total					**591,078**	**90.7%**	**$**	**8,737**	
Northern California Totals					**1,969,910**	**95.8%**	**$**	**38,177**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

*Denotes properties in same center pool for 3Q 2017.

- 12 -

ROIC

Supplemental Disclosure
Quarter Ended September 30, 2017

Property Portfolio, continued

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Seattle metro area									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	96.9%	$	618	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%		1,461	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	98.4%		2,326	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0%		1,816	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%		1,811	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	88.3%		2,357	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	05/02/12	38,030	100.0%		340	Central Supermarket
Canyon Crossing	*	Puyallup	WA	04/15/13	120,508	96.9%		2,541	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	463,541	100.0%		10,369	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Aurora Square II	*	Shoreline	WA	05/22/14	65,488	95.1%		1,137	Marshall's, Pier 1 Imports
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0%		2,954	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,560	100.0%		2,534	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center		Kirkland	WA	10/17/16	104,281	100.0%		1,839	Unified (Red Apple) Supermarket, Bartell Drugs
PCC Community Markets Plaza		Edmonds	WA	01/25/17	34,459	100.0%		646	PCC Community Markets
Highland Hill Shopping Center		Tacoma	WA	05/09/17	163,926	95.9%		2,648	Safeway Supermarket, LA Fitness, Dollar Tree, Petco
Seattle metro area total					**1,809,313**	**98.4%**	**$**	**35,397**	
Portland metro area									
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	97.0%	$	1,372	Skyzone
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,662	100.0%		3,496	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%		1,818	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	99.3%		1,679	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	98.3%		1,713	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	98.0%		1,170	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	96.3%		1,275	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%		2,429	Albertson's Supermarket, Dollar Tree, Marshall's
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0%		1,049	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	98.1%		1,888	H-Mart Supermarket, Bi-Mart Pharmacy
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	97.9%		2,615	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0%		1,447	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	84,897	97.3%		1,415	Grocery Outlet Supermarket, 24 Hour Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0%		2,206	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center		Portland	OR	09/15/16	60,680	100.0%		675	Safeway Supermarket
Division Center		Portland	OR	04/05/17	121,904	100.0%		1,933	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Portland metro area total					**1,708,057**	**98.8%**	**$**	**28,180**	
Pacific Northwest Totals					**3,517,370**	**98.6%**	**$**	**63,577**	
TOTAL SHOPPING CENTERS					**9,879,420**	**97.3%**	**$**	**193,796**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

Note: Property Portfolio excludes one shopping center that is currently under contract to be sold (slated for new multi-family development).

*Denotes properties in same center pool for 3Q 2017.

- 13 -

Same-Center Cash Net Operating Income Analysis

Supplemental Disclosure
Quarter Ended September 30, 2017

(unaudited, dollars in thousands)

	Three Months Ended				Nine Months Ended			
	09/30/17	09/30/16	$ Change	% Change	09/30/17	09/30/16	$ Change	% Change
Number of shopping centers included in same-center analysis (1)	76	76			72	72		
Same-center occupancy	97.3%	97.0%		0.3%	97.5%	96.9%		0.6%
REVENUES:								
Base rents	$ 42,765	$ 41,276	$ 1,489	3.6%	$ 118,525	$ 114,459	$ 4,066	3.6%
Percentage rent	86	151	(65)	(43.0)%	278	448	(170)	(37.9)%
Recoveries from tenants	13,001	13,191	(190)	(1.4%)	37,539	35,729	1,810	5.1%
Other property income	818	657	161	24.5%	2,395	1,406	989	70.3%
TOTAL REVENUES	56,670	55,275	1,395	2.5%	158,737	152,042	6,695	4.4%
OPERATING EXPENSES:								
Property operating expenses	$ 8,662	$ 8,369	$ 293	3.5%	$ 24,952	$ 22,898	$ 2,054	9.0%
Bad debt expense	452	83	369	444.6%	1,085	944	141	14.9%
Property taxes	6,366	6,489	(123)	(1.9)%	18,155	16,812	1,343	8.0%
TOTAL OPERATING EXPENSES	15,480	14,941	539	3.6%	44,192	40,654	3,538	8.7%
SAME-CENTER CASH NET OPERATING INCOME	**$ 41,190**	**$ 40,334**	**$ 856**	**2.1%**	**$ 114,545**	**$ 111,388**	**$ 3,157**	**2.8%**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION	Three Months Ended 09/30/17	Three Months Ended 09/30/16	Nine Months Ended 09/30/17	Nine Months Ended 09/30/16
GAAP Operating Income	$ 23,035	$ 18,216	$ 67,635	$ 55,171
Depreciation and amortization	24,627	23,102	71,330	65,856
General and administrative expenses	3,475	3,220	10,790	10,055
Acquisition transaction costs	-	179	4	613
Other expense	41	(10)	316	361
Property revenues and other expenses (2)	(5,776)	(3,184)	(16,904)	(13,654)
TOTAL COMPANY CASH NET OPERATING INCOME	45,402	41,523	133,171	118,402
Non Same-Center Cash NOI	(4,212)	(1,189)	(18,626)	(7,014)
SAME-CENTER CASH NET OPERATING INCOME	**$ 41,190**	**$ 40,334**	**$ 114,545**	**$ 111,388**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.

(2) Includes straight-line rents, amortization of above and below-market lease intangibles, anchor lease termination fees net of contractual amounts, and expense and recovery adjustments related to prior periods.

Note: Analysis excludes one shopping center that is currently under contract to be sold (slated for new multi-family development).

- 14 -

ROIC

- 15 - (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 21 1,032,829 10.7% 12,386$ 6.3% 2 Kroger Supermarkets 9 368,461 3.8% 5,334 2.7% 3 Rite Aid Pharmacy 14 266,921 2.8% 3,331 1.7% 4 Marshall's / TJMaxx 7 208,645 2.2% 2,999 1.5% 5 SaveMart Supermarkets 4 187,639 1.9% 2,813 1.4% 6 JP Morgan Chase 19 85,873 0.9% 2,759 1.4% 7 Sprouts Markets 4 159,163 1.6% 2,568 1.3% 8 Ross Dress For Less / dd's Discounts 7 191,703 2.0% 2,558 1.3% 9 Trader Joe's 8 96,714 1.0% 2,492 1.3% 10 H-Mart Supermarkets 3 147,040 1.5% 2,383 1.2% Top 10 Tenants Total 96 2,744,988 28.4% 39,623$ 20.1% Other Tenants 1,781 6,941,097 71.6% 155,477 79.9% Total Portfolio 1,877 9,686,085 100.0% 195,100$ 100.0% Supplemental Disclosure Quarter Ended September 30, 2017Top Ten Tenants

Supplemental Disclosure
Quarter Ended September 30, 2017

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2017	2	64,606	0.7%	$	737	0.4%	$	11.40
2018	13	379,446	3.9%		5,803	3.0%		15.29
2019	16	499,240	5.2%		7,812	4.0%		15.65
2020	15	500,893	5.2%		5,772	3.0%		11.52
2021	14	494,281	5.1%		5,246	2.7%		10.61
2022	17	501,380	5.2%		6,126	3.1%		12.22
2023	21	696,633	7.2%		10,076	5.2%		14.46
2024	5	246,034	2.5%		3,152	1.6%		12.81
2025	10	341,785	3.5%		4,919	2.5%		14.39
2026	9	317,096	3.3%		4,418	2.3%		13.93
2027+	36	1,378,864	14.2%		21,936	11.2%		15.91
	158	5,420,258	56.0%	$	75,997	39.0%	$	14.02

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2017	67	109,867	1.1%	$	3,393	1.7%	$	30.89
2018	241	462,308	4.8%		13,400	6.9%		28.98
2019	260	563,629	5.8%		15,022	7.7%		26.65
2020	263	601,970	6.2%		16,434	8.4%		27.30
2021	266	620,381	6.4%		17,822	9.1%		28.73
2022	257	615,857	6.4%		17,675	9.1%		28.70
2023	91	286,188	3.0%		7,794	4.0%		27.23
2024	66	212,309	2.2%		5,733	2.9%		27.00
2025	50	185,354	1.9%		4,631	2.4%		24.98
2026	55	176,281	1.8%		5,141	2.6%		29.16
2027+	103	431,683	4.4%		12,058	6.2%		27.93
	1,719	4,265,827	44.0%	$	119,103	61.0%	$	27.92

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2017	69	174,473	1.8%	$	4,130	2.1%	$	23.67
2018	254	841,754	8.7%		19,203	9.9%		22.81
2019	276	1,062,869	11.0%		22,834	11.7%		21.48
2020	278	1,102,863	11.4%		22,206	11.4%		20.14
2021	280	1,114,662	11.5%		23,068	11.8%		20.69
2022	274	1,117,237	11.6%		23,801	12.2%		21.30
2023	112	982,821	10.2%		17,870	9.2%		18.18
2024	71	458,343	4.7%		8,885	4.5%		19.39
2025	60	527,139	5.4%		9,550	4.9%		18.12
2026	64	493,377	5.1%		9,559	4.9%		19.37
2027+	139	1,810,547	18.6%		33,994	17.4%		18.78
	1,877	9,686,085	100.0%	$	195,100	100.0%	$	20.14

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 16 -

Leasing Summary

Supplemental Disclosure
Quarter Ended September 30, 2017

New Leases	For the Three Months Ended September 30, 2017 Non-Anchor	Anchor	Total	For the Nine Months Ended September 30, 2017 Non-Anchor	Anchor	Total
Number of Leases	47	-	47	114	3	117
Gross Leasable Area (sq. ft.)	137,411	-	137,411	246,622	54,787	301,409
Initial Base Rent ($/sq. ft.) (1)	$ 22.89	$ -	$ 22.89	$ 23.88	$ 14.91	$ 22.25
Tenant Improvements ($/sq. ft.)	$ 4.00	$ -	$ 4.00	$ 3.88	$ 13.52	$ 5.63
Leasing Commissions ($/sq. ft.)	$ 2.22	$ -	$ 2.22	$ 2.20	$ 4.16	$ 2.55
Weighted Average Lease Term (Yrs.) (2)	7.2	-	7.2	6.7	10.4	7.3

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	72	4	76	192	9	201
Gross Leasable Area (sq. ft.)	189,512	125,186	314,698	393,950	266,356	660,306
Initial Base Rent ($/sq. ft.) (1)	$ 29.88	$ 13.91	$ 23.52	$ 32.07	$ 13.61	$ 24.62
Tenant Improvements ($/sq. ft.)	$ 0.22	$ -	$ 0.13	$ 0.41	$ -	$ 0.24
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ -	$ -	$ -
Weighted Average Lease Term (Yrs.) (2)	5.6	5.9	5.7	5.2	5.3	5.2

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	119	4	123	306	12	318
Gross Leasable Area (sq. ft.)	326,923	125,186	452,109	640,572	321,143	961,715
Initial Base Rent ($/sq. ft.) (1)	$ 26.94	$ 13.91	$ 23.33	$ 28.91	$ 13.83	$ 23.88
Tenant Improvements ($/sq. ft.)	$ 1.81	$ -	$ 1.31	$ 1.75	$ 2.31	$ 1.93
Leasing Commissions ($/sq. ft.)	$ 0.93	$ -	$ 0.67	$ 0.85	$ 0.71	$ 0.80
Weighted Average Lease Term (Yrs.) (2)	6.3	5.9	6.2	5.8	6.2	5.9

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

(2) Does not assume exercise of renewal options.

- 17 -

ROIC

Same-Space Comparative Leasing Summary

Supplemental Disclosure
Quarter Ended September 30, 2017

	For the Three Months Ended September 30, 2017			For the Nine Months Ended September 30, 2017		
New Leases	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	29	-	29	69	2	71
Comparative GLA (sq. ft.) (1)	88,987	-	88,987	161,123	35,903	197,026
Prior Base Rent ($/sq. ft.) (2)	$ 18.31	$ -	$ 18.31	$ 20.40	$ 7.12	$ 17.98
Initial Base Rent ($/sq. ft.)	$ 25.61	$ -	$ 25.61	$ 26.26	$ 12.76	$ 23.80
Percentage Change in Base Rents	39.9%	-	39.9%	28.7%	79.3%	32.3%
Tenant Improvements ($/sq. ft.)	$ 5.95	$ -	$ 5.95	$ 5.26	$ 20.63	$ 8.06
Leasing Commissions ($/sq. ft.)	$ 2.12	$ -	$ 2.12	$ 2.40	$ 4.24	$ 2.74
Weighted Average Lease Term (Yrs.) (3)	7.7	-	7.7	7.2	10.4	7.8
Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	72	4	76	192	9	201
Comparative GLA (sq. ft.)	189,512	125,186	314,698	393,950	266,356	660,306
Prior Base Rent ($/sq. ft.) (2)	$ 27.45	$ 12.97	$ 21.69	$ 28.88	$ 12.86	$ 22.42
Initial Base Rent ($/sq. ft.)	$ 29.88	$ 13.91	$ 23.52	$ 32.07	$ 13.61	$ 24.62
Percentage Change in Base Rents	8.8%	7.2%	8.4%	11.0%	5.8%	9.8%
Tenant Improvements ($/sq. ft.)	$ 0.22	$ -	$ 0.13	$ 0.41	$ -	$ 0.24
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ -	$ -	$ -
Weighted Average Lease Term (Yrs.) (3)	5.6	5.9	5.7	5.2	5.3	5.2
Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	101	4	105	261	11	272
Comparative GLA (sq. ft.) (1)	278,499	125,186	403,685	555,073	302,259	857,332
Prior Base Rent ($/sq. ft.) (2)	$ 24.53	$ 12.97	$ 20.95	$ 26.42	$ 12.18	$ 21.40
Initial Base Rent ($/sq. ft.)	$ 28.51	$ 13.91	$ 23.98	$ 30.38	$ 13.51	$ 24.43
Percentage Change in Base Rents	16.2%	7.2%	14.5%	15.0%	10.9%	14.2%
Tenant Improvements ($/sq. ft.)	$ 2.05	$ 1.68	$ 1.94	$ 1.82	$ 2.45	$ 2.04
Leasing Commissions ($/sq. ft.)	$ 0.68	$ -	$ 0.47	$ 0.70	$ 0.50	$ 0.63
Weighted Average Lease Term (Yrs.) (3)	6.3	5.9	6.2	5.8	5.9	5.8

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

(3) Does not assume exercise of renewal options.

- 18 -

- 19 - Equity Research Coverage Baird Equity Research RJ Milligan 813.273.8252 Bank of America Merrill Lynch Craig Schmidt 646.855.3640 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Christy McElroy 212.816.6981 D.A. Davidson & Co. James O. Lykins 503.603.3041 Green Street Daniel J. Busch 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies George Hoglund 212.284.2226 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James Paul Puryear 727.567.2253 Collin Mings 727.567.2585 RBC Capital Markets Wes Golladay 440.715.2650 Wells Fargo Jeff Donnelly 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Moody’s Investors Service Dilara Sukhov 212.553.1438 S&P Global Ratings Michael Souers 212.438.2508 Supplemental Disclosure Quarter Ended September 30, 2017Investor Information Retail Opportunity Investments Corp. www.roireit.net NASDAQ: ROIC 8905 Towne Centre Drive, Suite 108 Transfer Agent: Constance Adams ComputerShare constance.adams@computershare.com Investor Relations: Ashley Rubino arubino@roireit.net 858.255.4913